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                               FIRST AMENDMENT TO
                AMENDED AND RESTATED GLOBAL OPERATING AGREEMENT


     FIRST AMENDMENT TO AMENDED AND RESTATED GLOBAL OPERATING AGREEMENT dated as of February 1, 2001 (this "Amendment") entered into by and between GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital") and DANKA BUSINESS SYSTEMS PLC ("Danka").

                                    RECITALS
                                    --------

     WHEREAS, Danka and GE Capital are parties to that certain Amended and Restated Global Operating Agreement dated effective as of March 31, 2000 (the "Global Operating Agreement"); and

     WHEREAS, Danka and GE Capital have agreed, upon the terms and conditions specified herein, to amend certain provisions of the Global Operating Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. The capitalized terms used herein which are defined in the Global Operating Agreement shall have the respective meanings assigned to them in the Global Operating Agreement except as otherwise provided herein.

     Section 2. Amendments to the Global Operating Agreement. The Global Operating Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) as follows:

     (a) Schedule X to the Global Operating Agreement is amended by deleting in their entirety the lines thereof reading:

     "on and after 12/31/00 through 3/30/01    $426,438,000
     on and after 3/31/01 through 6/30/01      $448,594,000"

and substituting therefor the following lines:

     "on and after 12/31/00 through 3/28/01    $286,000,000
     on and after 3/29/01 through 6/30/01      $448,594,000"

     (b) The defined term "Danka Termination Event" is hereby amended in its entirety to read as follows:
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      "Danka Termination Event" means the occurrence of any of the following:

      (i) an Indebtedness Default that shall have continued for 90 consecutive days or longer; or

      (ii) a Net Worth Test Failure that shall have continued for 90 consecutive days or longer; or

      (iii)  a Qualifying Change in Control of Danka; or

      (iv) a Complete Cessation of Distribution of Office Imaging Solutions; or

      (v) a Complete Cessation of Service.

     Section 3.  References to this Amendment and Effect on Principal Documents.

     (a) This Amendment shall be effective on the date (the "Amendment Effective Date") which is the later to occur of (1) effectiveness, in accordance with its terms, of that certain Tenth Amendment to Credit Agreement dated as of December 15, 2000 by and between Danka, Bank of America, National Association and the other parties thereto in the form attached hereto as Exhibit A, and (2) execution and delivery of this Amendment by the parties hereto. Danka acknowledges its obligation under Section 4.1(h) of the Global Operating Agreement to deliver to GE Capital a true and correct copy of such amendment.

     (b) From and after the effective date of this Amendment each reference in the Global Operating Agreement to "this agreement", "hereunder" or "herein" or words of like import shall mean and be a reference to the Global Operating Agreement, as affected and amended hereby. Except as specifically amended herein, the Global Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     (c) Danka expressly acknowledges and agrees that GE Capital's acceptance of, and agreement to, the provisions of this Amendment does not constitute an election by GE Capital to adopt a Modified Net Worth Test pursuant to Section
6.3 of the Global Operating Agreement. Nothing contained herein shall be construed to prohibit or impair GE Capital's right to make such an election at a future date.

     Section 4. Governing Law; Binding Effect. In all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

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     Section 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                              GENERAL ELECTRIC
                              CAPITAL CORPORATION

                              By:  /s/ William H. Cary
                                  ---------------------------------------
                              Name:   William H. Cary
                              Title:  Vice President


                              DANKA BUSINESS SYSTEMS PLC


                              By:  /s/ Brian L. Merriman
                                  ---------------------------------------
                              Name:   Brian L. Merriman
                              Title:  President and Chief Operating Officer

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